VIRTUS SGA Emerging Markets Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—99.4%
Communication Services—11.4%
Kakao Corp. (South Korea)	375,894	$ 9,704
NAVER Corp. (South Korea)	159,594	21,479
Tencent Holdings Ltd. (China)	358,536	19,250
Tencent Music Entertainment Group ADR (China)	981,058	11,135
		61,568

Consumer Discretionary—16.5%
adidas AG (Germany)	46,051	11,296
Fast Retailing Co., Ltd. (Japan)	67,850	22,900
H World Group Ltd. (China)	3,477,353	11,641
MercadoLibre, Inc. (Uruguay)(1)	15,481	26,325
Yum China Holdings, Inc. (China)	352,643	16,990
		89,152

Consumer Staples—27.2%
Budweiser Brewing Co. APAC Ltd. (Hong Kong)	12,260,146	11,823
CP ALL PCL Foreign Shares (Thailand)	15,343,448	25,089
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	222,662	19,035
Heineken N.V. (Netherlands)	232,246	16,527
L’Oreal S.A. (France)	46,389	16,427
Raia Drogasil S.A. (Brazil)	4,115,953	14,657
Unilever plc Sponsored ADR (United Kingdom)	391,963	22,224
Wal-Mart de Mexico SAB de C.V. (Mexico)	7,944,782	20,911
		146,693

Financials—24.8%
AIA Group Ltd. (Hong Kong)	3,030,597	21,969
Bajaj Finance Ltd. (India)	221,722	17,670
Bank Central Asia Tbk PT (Indonesia)	42,261,822	25,362
HDFC Bank Ltd. ADR (India)	559,448	35,726
Sanlam Ltd. (South Africa)	3,622,564	16,678
XP, Inc. Class A (Brazil)	1,363,821	16,161
		133,566

Information Technology—17.7%
Infosys Ltd. Sponsored ADR (India)	1,381,661	30,286
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	989,667	32,451
	Shares	Value

Information Technology—continued
Tata Consultancy Services Ltd. (India)	367,240	$ 17,565
TOTVS S.A. (Brazil)	3,432,861	14,864
		95,166

Materials—1.8%
Asian Paints Ltd. (India)	373,358	9,949
Total Common Stocks (Identified Cost $547,706)		536,094

Total Long-Term Investments—99.4% (Identified Cost $547,706)		536,094

TOTAL INVESTMENTS—99.4% (Identified Cost $547,706)		$536,094
Other assets and liabilities, net—0.6%		3,096
NET ASSETS—100.0%		$539,190

Abbreviations:
ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
India	21%
China	11
Brazil	9
Mexico	7
Hong Kong	6
Taiwan	6
South Korea	6
Other	34
Total	100%
† % of total investments as of December 31, 2024.
The following table summarizes the value of the Fund’s investments as of December 31, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$536,094	$536,094
Total Investments	$536,094	$536,094
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2024.
There were no transfers into or out of Level 3 related to securities held at December 31, 2024.
See Notes to Schedule of Investments

VIRTUS SGA Emerging Markets Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual Financials.
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